SUB-ITEM 77Q1(a):

Amendment No. 3 to  Declaration  of Trust  Incorporated  by reference to exhibit
(a)(4)  to  post  effective  amendment  no.  123  to  Registrant's  registration statement filed on Form Type 485BPOS on May 1, 2004 (Accession No. 0001127563-04-000068)